--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                           Tax-Efficient Growth Fund
--------------------------------------------------------------------------------
                                 August 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

TAX-EFFICIENT GROWTH FUND
-------------------------

     * This is our first report to you since the fund's inception on July 30, 1999.
     * The fund commenced operations in a weak environment for stocks and declined modestly.
     * Top holdings such as Microsoft, Merck, and Fannie Mae illustrate the type of high-quality, steady growth stocks the fund invests in.
     * The outlook for U.S. stocks and your fund remains favorable given a backdrop of low inflation, strong earnings growth, and the generally high quality of corporate management.
     * The fund strives for long-term capital appreciation while minimizing taxable distributions to shareholders.

================================================================================
UPDATES AVAILABLE
================================================================================

For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
================================================================================


    PERFORMANCE COMPARISON
    ----------------------
                                       Since Inception
    Periods Ended 8/31/99                  7/30/99
    ---------------------                  -------
    Tax-Efficient Growth Fund              -1.30%

    Lipper Growth Funds Average            -0.97

    S&P 500 Stock Index                    -0.49

================================================================================

     This is our first report to you since launching the Tax-Efficient Growth Fund on July 30. We're happy to welcome you as shareholders and to report that the fund has been well received by investors so far. Our regular letters to you will cover the periods ended August 31 (semiannual) and February 28 (annual), reflecting the fund's fiscal year. This semiannual report covers just one month, but in our annual report next year, we'll be able to discuss a somewhat longer seven-month period.

     In these reports, we will discuss the fund's returns and compare them with our Lipper peer group average and the S&P 500 Stock Index, a widely used benchmark for the broad market. Although one-month comparisons are not particularly meaningful, we include them here to establish our format. Stocks were mostly lower in August, and your fund's results during its first month of operations reflected this weakness. The fund fell 1.30%, slightly more than the Lipper Growth Funds Average and the S&P 500, as shown in the table. Going forward, our longer-term investment horizon -- a feature of our tax-efficient strategy -- will likely cause returns to deviate in the short run from competing funds that focus on pretax returns and trade securities more frequently. Over the long term, our goal is to generate returns that are competitive on a pretax basis and superior on an after-tax basis.

================================================================================
MARKET ENVIRONMENT
================================================================================

     Robust U.S. economic growth continued through the summer, driven by exuberant consumer spending. Although broad inflation measures did not rise appreciably, tight labor markets, low unemployment, and higher energy prices raised fears that inflationary pressures were building. This continued economic strength helped keep long-term interest rates near 6% -- more than a percentage point above last fall's lows -- and made the stock market nervous, as did two Federal Reserve rate hikes and concern about a third. Recovery in overseas markets and economies and weakness in the U.S. dollar were also causes for interest rate concern. The Fed raised key short-term rates on June 30 and again on August 24, for a total of 50 basis points (half of a percentage point) to 5.25%. The stock market entered August on a down note, following through on a correction from its mid-July peak. But stocks rallied in mid-August on growing optimism that the Fed's second tightening would be its last for the year.

============================
Greenspan . . .  called
the stock market's rise
over the past five years
'extraordinary.'
----------------------------

     That optimism was quickly called into question, especially after Fed Chairman Alan Greenspan asserted that central bankers must keep a wary eye on financial asset prices when setting interest rate policy. Greenspan also called the stock market's rise over the past five years "extraordinary." These comments raised the prospect of a third rate hike, which would effectively rescind the monetary easing of the previous fall, when the Fed had moved swiftly to ease a global financial crisis. Stocks, bonds, and the dollar were falling again as August drew to a close.

================================================================================
STRATEGY REVIEW
================================================================================

     Your fund invests primarily in larger-company growth stocks that are market leaders with strong prospects. We use a buy-and-hold investment strategy and attempt to keep realized capital gains to a minimum. The fund is well diversified and owns over 100 stocks. Since we plan to own our portfolio companies for a long time, we focus on reasonably priced companies with strong and sustainable market positions and avoid slow-growing, modest return-on-capital, and higher-yielding companies. The fund's yield is less than that of the S&P 500 and is consistent with that of other large-company growth portfolios. This helps reduce the tax impact, since dividends are taxed as ordinary income, typically at a higher rate than long-term capital gains.

     We expect to keep our cash position low and the fund almost fully invested, since we believe that successful market timing is nearly impossible. Moreover, we do not profess to have any skill in forecasting the direction of the market or any ability to predict interest rates or economic cycles. We believe it is more productive to take market prices as given and look for opportunities.

     [Sector Diversification chart shown here Pie chart with eight wedges, as follows: Technology, 25%; Financial, 19%; Health Care, 16%; Consumer Nondurables, 10%; Consumer Discretionary, 7%; Retail, 7%; All Other, 14%; Reserves, 2%.]

     Our longer-term approach differs from the strategies used by most growth stock investors. The high-turnover and short-term strategies used by some funds are not optimal for taxable investors. Momentum investors often base buy-and-sell decisions on whether a company is going to "make the quarter." In other words, will the company's earnings announcement meet or exceed Wall Street's expectations? Investors who use these strategies are attempting to capture certain anomalies that academics have uncovered -- such as that positive earnings surprises and estimate revisions are often harbingers of more good news, and that negative surprises and estimate revisions often presage more bad news. Although momentum strategies have become increasingly popular, they are not tax-efficient and are best left to investors in tax-free or tax-deferred accounts.

     A significant advantage of our strategy is its lack of fast-paced trading activity. Too few investors monitor and understand the costs of trading, which are often hidden but nonetheless significant even before taking capital gains taxes into account. When these costs are added up, they have a materially adverse affect on returns. Another distinction of our strategy is that we put losses to work for us to offset gains or to build a loss carryforward that can be used to offset future gains. This "harvesting" of losses is a valuable activity for taxable investors.

     The thoughts on growth stocks expressed by David Durand in the sidebar on the following page are timeless and reflect the perspective we use in managing the fund. Great companies are not necessarily great stocks -- attractive growth prospects must be purchased at reasonable valuations.

     To mitigate the risks of growth stock investing and uncover opportunities, the fund draws on the insights and expertise of a strong team, including two of our senior value fund managers, Steve Boesel and Bill Stromberg, and two of our growth managers, Larry Puglia and Mark Weigman. (Bill is also the firm's Director of Equity Research.) Jill Hauser, Tom Huber, and Rob Sharps are excellent industry analysts who follow sectors that represent large portions of the portfolio.

================================================================================

                    VALUING GROWTH STOCKS
                    ---------------------

                    Growth stocks tend to be more volatile because the
               market values the underlying companies on their anticipated growth. When market expectations are disappointed, the company's stock price can fall sharply. In his 1957 Journal of Finance article Harvard professor David Durand eloquently conveyed both the risks and the opportunities for growth stock investors:

                    "At a time like the present,  when  investors  are
               avidly seeking opportunities for appreciation, it is appropriate to consider the difficulties of appraising growth stocks. There is little doubt that when other things are equal the forward-looking investor will prefer stocks with growth potential to those without. But other things rarely are equal -- particularly in a sophisticated market that is extremely sensitive to growth. When the growth potential of a stock becomes widely recognized, its price is expected to react favorably and to advance far ahead of stocks lacking growth appeal, so that its price/earnings ratio and dividend yield fall out of line according to conventional standards. Then the choice between growth and lack of growth is no longer obvious, and the astute investor must ask whether the marketplace correctly discounts the growth potential."

                    Durand  put his  finger  on the point  that  would
               challenge growth investors in the late 1990s -- and he did it 40 years ago. One cannot simply purchase growth at any price. Valuation does matter.

================================================================================

     Assessing a company's valuation relative to its prospects is an important aspect of the investment process. We try to be opportunistic as we determine how much we want to own of a particular company. A large portion of the fund is invested in the technology, financial, and health care sectors, in which we are overweighted compared with the S&P 500. Many of the technology stocks that we consider good long-term holdings, such as Microsoft, Intel, and Cisco, are reasonably valued, but we hope to get an opportunity to increase our exposure in technology. In the financial sector, we have focused on companies that derive a substantial portion of revenues from fee income or those that have strong and defendable niches. Several holdings were trading at very attractive valuations at this writing. Our largest holdings include Fannie Mae, Freddie Mac, and American Express. Our health care investments are primarily large pharmaceutical and medical device companies. Pharmaceutical stocks have been weak this year and have favorable risk/reward characteristics. Merck, Bristol-Myers Squibb, and Pfizer are our largest health care holdings. We are also overweighted in the consumer nondurable sector, where we are invested primarily in large multinationals that should benefit as Asia's economies recover from recession.

================================================================================

    PORTFOLIO CHARACTERISTICS
    -------------------------
                                Tax-Efficient
As of 8/31/99                    Growth Fund     S&P 500
-------------------------------------------------------------
Earnings Growth Rate
Estimated Next 5 Years *             15.20%       13.40%
-------------------------------------------------------------
Profitability -- Return on
Equity Latest 12 Months              26.06        25.16
-------------------------------------------------------------
Dividend Yield on Stocks              0.89         1.27
-------------------------------------------------------------
P/E Ratio (Based on Next 12
Months' Estimated Earnings)          28.46X       29.18X
-------------------------------------------------------------
Market Capitalization (millions)    $52,496      $65,661
-------------------------------------------------------------

* Earnings forecasts are based on I/B/E/S International estimates and are in no way indicative of future investment returns.

================================================================================

     The fundamental characteristics of the portfolio, listed in the nearby table, are consistent with those of large-company growth funds as reported by Lipper Inc. Noteworthy distinctions from other large-company growth funds include our emphasis on high return-on-capital businesses. The portfolio has an investment-weighted median return on equity of 26% compared with 21% for other growth funds.* We have also invested in larger companies than our competitors, with an investment-weighted median capitalization of $52 billion compared with $35 billion for other large-cap growth funds. The portfolio's beta is lower than that of other growth funds but higher than that of the S&P 500. Beta is a measure of price volatility.

--------------------------------------------------------------------------------
            * Comparisons are made to the Lipper Growth Fund Index
       using calculations by T. Rowe Price based on the most current available data from Lipper Inc.
--------------------------------------------------------------------------------

================================================================================
OUTLOOK
================================================================================

     The most serious challenge to continued robust gains in the near term might be that stocks have performed so well. Nonetheless, we believe the long-term outlook for U.S. stocks and your fund remains favorable, based on benign inflation, strong earnings growth, and the quality of managements and business plans of top U.S. corporations.

     Investors continue to worry about future Fed rate hikes and the weakness of the U.S. dollar. But these crosscurrents give us opportunities to buy, at reasonable prices, high-quality companies with leading market positions. The recent weakness in financial services and health care companies provides a case in point. While the market may not always go up, we believe our strategy will provide attractive investment results in the long run.

     Over time, we believe more taxable investors will come to understand the importance of focusing on after-tax instead of pretax returns. We appreciate the trust you have placed in us and will work to maintain your confidence in this fund and in T. Rowe Price.

Respectfully submitted,

/s/

Donald J. Peters
Chairman of the Investment Advisory Committee
September 17, 1999

================================================================================

T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------
  PORTFOLIO HIGHLIGHTS
  --------------------
  TWENTY-FIVE LARGEST HOLDINGS
  ----------------------------
                                     Percent of
                                     Net Assets
                                     8/31/99
                                     -------

  Microsoft                          3.5%
  Intel                              2.6
  GE                                 2.5
  Cisco Systems                      2.0
  Merck                              2.0
  Fannie Mae                         1.9
  Freddie Mac                        1.9
  Wal-Mart                           1.8
  Lucent Technologies                1.7
  Johnson & Johnson                  1.5
  Bristol-Myers Squibb               1.5
  American Express                   1.5
  Pfizer                             1.4
  Coca-Cola                          1.3
  Citigroup                          1.3
  Eli Lilly                          1.3
  Mellon Bank                        1.3
  American International Group       1.3
  Marsh & McLennan                   1.2
  State Street                       1.2
  MCI WorldCom                       1.2
  Schering-Plough                    1.2
  McGraw-Hill                        1.2
  Procter & Gamble                   1.2
  Hewlett-Packard                    1.2
                                   -------
  Total                             40.7%

  Note: Table excludes reserves.
================================================================================

T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------                               Unaudited
For a share outstanding throughout each period

    FINANCIAL HIGHLIGHTS
    --------------------

                                                               7/30/99
                                                               Through
                                                               8/31/99
                                                               -------
  NET ASSET VALUE

  Beginning of period                                        $   10.00

  Investment activities

   Net investment income                                           - *

   Net realized and
   unrealized gain (loss)                                        (0.13)

   Total from
   investment activities                                         (0.13)

  NET ASSET VALUE

  End of period                                              $    9.87

  Ratios/Supplemental Data

  Total return**                                                 (1.30)%*

  Ratio of total expenses to
  average net assets                                              1.10%*+

  Ratio of net investment
  income to average
  net assets                                                      0.20%*+

  Portfolio turnover rate                                        12.0%+
  Net assets, end of period
  (in thousands)                                             $   55,559

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 2/28/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------
Unaudited                                                       August 31, 1999

    STATEMENT OF NET ASSETS
    -----------------------
                                                              Par         Value
                                                                 In thousands

     COMMON STOCKS  98.4%
     FINANCIAL  18.4%
     Bank and Trust  8.1%
     Bank of America                                 9,300    $   563
-------------------------------------------------------------------------
     Bank of New York                               10,800        386
-------------------------------------------------------------------------
     Citigroup                                      16,400        729
-------------------------------------------------------------------------
     Mellon Bank                                    21,200        708
-------------------------------------------------------------------------
     Northern Trust                                  7,200        609
-------------------------------------------------------------------------
     State Street                                   11,400        683
-------------------------------------------------------------------------
     U.S. Trust                                      4,600        382
-------------------------------------------------------------------------
     Wells Fargo                                    10,700        426
-------------------------------------------------------------------------
                                                                4,486
-------------------------------------------------------------------------
     Financial Services  7.1%
     American Express                                5,900        811
-------------------------------------------------------------------------
     Fannie Mae                                     17,100      1,062
-------------------------------------------------------------------------
     Freddie Mac                                    20,600      1,061
-------------------------------------------------------------------------

     Marsh & McLennan                                9,400        685
-------------------------------------------------------------------------
     Mutual Risk Management                         12,100        333
-------------------------------------------------------------------------
                                                                3,952
-------------------------------------------------------------------------
     Life & Health Insurance  0.4%
     American General                                3,400        241
-------------------------------------------------------------------------
                                                                  241
-------------------------------------------------------------------------
     Property & Casualty Insurance  1.7%
     AMBAC                                           4,800        254
-------------------------------------------------------------------------
     American International Group                    7,500        695
-------------------------------------------------------------------------
                                                                  949
-------------------------------------------------------------------------
     Securities & Asset Management  1.1%
     Charles Schwab                                  7,100        280
-------------------------------------------------------------------------
     Franklin Resources                              9,100        327
-------------------------------------------------------------------------
                                                                  607
-------------------------------------------------------------------------
     Total Financial                                           10,235
-------------------------------------------------------------------------

     CONSUMER NONDURABLES  10.3%
     Home Products  3.8%
     Avon                                            7,100        312
-------------------------------------------------------------------------
     Colgate-Palmolive                               6,100        326
-------------------------------------------------------------------------
     Ecolab                                          7,300        274
-------------------------------------------------------------------------

     Gillette                                       11,400        532
-------------------------------------------------------------------------
     Procter & Gamble                                6,500    $   645
-------------------------------------------------------------------------
                                                                2,089
-------------------------------------------------------------------------
     Beverages  2.4%
     Coca-Cola                                      12,300        736
-------------------------------------------------------------------------
     PepsiCo                                        18,300        624
-------------------------------------------------------------------------
                                                                1,360
-------------------------------------------------------------------------
     Food  2.9%
     General Mills                                   3,800        318
-------------------------------------------------------------------------
     Heinz                                           5,700        266
-------------------------------------------------------------------------
     Sysco                                          10,100        330
-------------------------------------------------------------------------
     Unilever N V                                    5,800        399
-------------------------------------------------------------------------
     Wrigley                                        3,700         290
-------------------------------------------------------------------------
                                                                1,603
-------------------------------------------------------------------------
     Textiles and Apparel  0.5%
     NIKE (Class B)                                  6,500        300
-------------------------------------------------------------------------
                                                                  300
-------------------------------------------------------------------------
     Liquor  0.7%
     Anheuser-Busch                                  5,100        393
-------------------------------------------------------------------------
                                                                  393
-------------------------------------------------------------------------
     Total Consumer Nondurables                                 5,745
-------------------------------------------------------------------------

     TECHNOLOGY  25.5%
     Electronics Equipment  0.5%
     Molex (Class A)                                 8,900        250
-------------------------------------------------------------------------
                                                                  250
-------------------------------------------------------------------------
     Communications Equipment  3.3%
     LM Ericsson (Class B) ADR                       8,400        273
-------------------------------------------------------------------------
     Lucent Technologies                            15,000        961
-------------------------------------------------------------------------
     Motorola                                        3,500        323
-------------------------------------------------------------------------
     Tellabs *                                       4,400        262
-------------------------------------------------------------------------
                                                                1,819
-------------------------------------------------------------------------
     Semiconductors  6.0%
     Altera *                                       10,000        421
-------------------------------------------------------------------------
     Intel                                          17,800      1,464
-------------------------------------------------------------------------
     Linear Technology                               5,300        333
-------------------------------------------------------------------------
     Maxim Integrated Products *                     5,000        336
-------------------------------------------------------------------------
     Texas Instruments                               5,300        435
-------------------------------------------------------------------------
     Xilinx *                                        5,100        357
-------------------------------------------------------------------------
                                                                3,346
-------------------------------------------------------------------------
     Miscellaneous Computer Hardware  3.0%
     EMC *                                           4,900$       294
-------------------------------------------------------------------------

     Pitney Bowes                                   10,000        590
-------------------------------------------------------------------------
     Symbol Technologies                             9,100        317
-------------------------------------------------------------------------
     Xerox                                          10,300        492
-------------------------------------------------------------------------
                                                                1,693
-------------------------------------------------------------------------
     Computer Software  6.0%
     BMC Software *                                  7,000        377
-------------------------------------------------------------------------
     Computer Associates                            11,100        627
-------------------------------------------------------------------------
     Microsoft *                                    21,100      1,952
-------------------------------------------------------------------------
     Oracle *                                        9,800        357
-------------------------------------------------------------------------
                                                                3,313
-------------------------------------------------------------------------
     Information Services  1.1%
     Automatic Data Processing                      15,200        598
-------------------------------------------------------------------------
                                                                  598
-------------------------------------------------------------------------
     Computer Communications Equipment  2.0%
     Cisco Systems *                                16,500      1,118
-------------------------------------------------------------------------
                                                                1,118
-------------------------------------------------------------------------
     Computer Makers  3.0%
     Dell Computer *                                12,300        601
-------------------------------------------------------------------------
     Hewlett-Packard                                 6,100        643
-------------------------------------------------------------------------
     Sun Microsystems *                              5,100        405
-------------------------------------------------------------------------
                                                                1,649
-------------------------------------------------------------------------

     Semiconductor Capital Equipment  0.6%
     Applied Materials *                             5,000        355
-------------------------------------------------------------------------
                                                                  355
-------------------------------------------------------------------------
     Total Technology                                          14,141
-------------------------------------------------------------------------

     BASIC MATERIALS  3.0%
     Chemicals  2.0%
     Illinois Tool Works                             4,100        320
-------------------------------------------------------------------------
     PPG Industries                                  4,300        258
-------------------------------------------------------------------------
     Rohm & Haas                                     6,300        235
-------------------------------------------------------------------------
     Valspar                                         8,700        316
-------------------------------------------------------------------------
                                                                1,129
-------------------------------------------------------------------------
     Forest and Paper Products  1.0%
     Kimberly-Clark                                  9,400        535
-------------------------------------------------------------------------
                                                                  535
-------------------------------------------------------------------------
     Total Basic Materials                                      1,664
-------------------------------------------------------------------------

     BUSINESS SERVICES  5.2%
     Miscellaneous Business Services  2.6%
     Equifax                                        14,400    $   439
-------------------------------------------------------------------------
     IMS Health                                     13,500        373
-------------------------------------------------------------------------
     Paychex                                        10,500        309
-------------------------------------------------------------------------

     Quintiles Transnational *                       8,200        293
-------------------------------------------------------------------------
                                                                1,414
-------------------------------------------------------------------------
     Industrial Services  1.5%
     Cintas                                          5,400        277
-------------------------------------------------------------------------
     Devry *                                        12,900        270
-------------------------------------------------------------------------
     Robert Half International *                    11,200        294
-------------------------------------------------------------------------
                                                                  841
-------------------------------------------------------------------------
     Advertising  1.1%
     Interpublic Group                               8,400        333
-------------------------------------------------------------------------
     Omnicom                                         3,800        286
-------------------------------------------------------------------------
                                                                  619
-------------------------------------------------------------------------
     Total Business Services                                    2,874
-------------------------------------------------------------------------

     HEALTH CARE  16.4%
     Drugs  12.2%
     American Home Products                         14,200        589
-------------------------------------------------------------------------
     Amgen *                                         3,400        283
-------------------------------------------------------------------------
     AstraZeneca Group ADR                           7,200        284
-------------------------------------------------------------------------
     Bristol-Myers Squibb                           11,600        816
-------------------------------------------------------------------------
     Cardinal Health                                 6,600        421
-------------------------------------------------------------------------
     Eli Lilly                                       9,500        709

-------------------------------------------------------------------------
     Glaxo Wellcome ADR                              5,100        270
-------------------------------------------------------------------------
     Merck                                          16,600      1,115
-------------------------------------------------------------------------
     Pfizer                                         20,800        785
-------------------------------------------------------------------------
     Schering-Plough                                12,800        673
-------------------------------------------------------------------------
     SmithKline Beecham ADR                          4,300        274
-------------------------------------------------------------------------
     Warner-Lambert                                  8,200        543
-------------------------------------------------------------------------
                                                                6,762
-------------------------------------------------------------------------
     Medical Products  4.2%
     Abbott Laboratories                            12,700        551
-------------------------------------------------------------------------
     Boston Scientific *                             8,100        275
-------------------------------------------------------------------------
     Guidant                                         4,400        258
-------------------------------------------------------------------------
     Johnson & Johnson                               8,200        838
-------------------------------------------------------------------------
     Medtronic                                       5,400$       423
-------------------------------------------------------------------------
                                                                2,345
-------------------------------------------------------------------------
     Total Health Care                                          9,107
-------------------------------------------------------------------------

     RETAIL  6.8%
     Department Stores  1.7%
     Wal-Mart                                       22,000        975
-------------------------------------------------------------------------
                                                                  975
-------------------------------------------------------------------------
     Specialty Retail  4.1%
     Bed Bath & Beyond *                             9,600        264
-------------------------------------------------------------------------
     CVS                                             6,500        271
-------------------------------------------------------------------------
     Dollar General                                 11,800        307
-------------------------------------------------------------------------
     Home Depot                                      8,100        495
-------------------------------------------------------------------------
     Tiffany & Company                               7,100        375
-------------------------------------------------------------------------
     Walgreen                                       10,900        253
-------------------------------------------------------------------------
     Williams-Sonoma *                               7,500        292
-------------------------------------------------------------------------
                                                                2,257
-------------------------------------------------------------------------
     Grocery Stores  1.0%
     Albertson's                                     5,700        274
-------------------------------------------------------------------------
     Safeway *                                       5,800        270
-------------------------------------------------------------------------
                                                                  544
-------------------------------------------------------------------------
     Total Retail                                               3,776
-------------------------------------------------------------------------

     CONSUMER DISCRETIONARY  7.0%
     Restaurants  1.0%
     McDonald's                                      6,600        273
-------------------------------------------------------------------------
     Starbucks *                                    12,400        284
-------------------------------------------------------------------------
                                                                  557
-------------------------------------------------------------------------
     Leisure  1.0%
     Mattel                                         24,500        522
-------------------------------------------------------------------------
                                                                  522
-------------------------------------------------------------------------
     Entertainment  0.4%
     Carnival (Class A)                              5,400        241
-------------------------------------------------------------------------
                                                                  241
-------------------------------------------------------------------------
     Publishing  1.2%
     McGraw-Hill                                    12,500        646
-------------------------------------------------------------------------
                                                                  646
-------------------------------------------------------------------------
     Media  3.4%
     AMFM *                                          5,800     $  286
-------------------------------------------------------------------------
     CBS *                                           8,200        386
-------------------------------------------------------------------------
     Clear Channel Communications *                  4,700        329
-------------------------------------------------------------------------
     Disney                                         20,300        563
-------------------------------------------------------------------------
     Time Warner                                     5,800        344
-------------------------------------------------------------------------
                                                                1,908
-------------------------------------------------------------------------
     Total Consumer Discretionary                               3,874
-------------------------------------------------------------------------

     INDUSTRIAL  3.8%
     Aerospace and Defense  0.7%
     Boeing                                          8,200        371
-------------------------------------------------------------------------
                                                                  371
-------------------------------------------------------------------------
     Heavy Electrical Equipment  3.1%
     Emerson Electric                                5,600        351
-------------------------------------------------------------------------
     GE                                             12,500      1,404
-------------------------------------------------------------------------
                                                                1,755
-------------------------------------------------------------------------
     Total Industrial                                           2,126
-------------------------------------------------------------------------

     TELECOMMUNICATIONS  2.0%
     Telephone Services  1.2%
     MCI WorldCom *                                  9,000        682
-------------------------------------------------------------------------
                                                                  682
-------------------------------------------------------------------------
     Wireless Telecommunications  0.8%
     Vodafone ADR                                    2,100        421
-------------------------------------------------------------------------
                                                                  421
-------------------------------------------------------------------------
     Total Telecommunications                                   1,103
-------------------------------------------------------------------------
     Total Common Stocks (Cost  $55,131)                       54,645

=====SHORT-TERM=INVESTMENTS==1.4%========================================
     Money Market Fund  1.4%
     Reserve Investment Fund, 5.29% #              806,258        806

     Total Short-Term Investments (Cost  $806)                    806
=Total=Investments=in=Securities=========================================
 99.8% of Net Assets (Cost $55,937)                        $   55,451

 Other Assets Less Liabilities                                    108

 NET ASSETS                                                $   55,559

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                  $        9
 Accumulated net realized gain/loss -
     net of distributions                                        (155)
 Net unrealized gain (loss)                                      (486)
 Paid-in-capital applicable to 5,626,827
     shares of $0.0001 par value capital
     stock outstanding; 1,000,000,000 shares authorized         56,191

 NET ASSETS                                                $   55,559

 NET ASSET VALUE PER SHARE                                 $     9.87

   * Non-income producing
   # Seven-day yield
 ADR American Depository Receipt

     The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------                               Unaudited
    STATEMENT OF OPERATIONS
    -----------------------
    In thousands
                                                         7/30/99
                                                         Through
                                                         8/31/99
                                                         -------
Investment Income
  Income
   Dividend                                           $       37
   Interest                                                   21
   Total income                                               58

  Expenses
   Organization                                               34
   Custody and accounting                                      9
   Shareholder servicing                                       4
   Registration                                                2
   Legal and audit                                             2
   Directors                                                   1
   Reimbursed by manager                                      (3)
   Total expenses                                             49
  Net investment income                                        9

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                    (155)
  Change in net unrealized gain or loss on securities       (486)
  Net realized and unrealized gain (loss)                   (641)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                              $     (632)

     The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------                                Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------
    In thousands
                                                         7/30/99
                                                         Through
                                                         8/31/99
                                                         -------
Increase (Decrease) in Net Assets

Operations
   Net investment income                               $       9
   Net realized gain (loss)                                 (155)
   Change in net unrealized gain or loss                    (486)
   Increase (decrease) in net assets from operations        (632)

Capital share transactions*
   Shares sold                                             4,793
   Shares redeemed                                           (96)
   Redemption fees received                                    1
   Increase (decrease) in net assets from capital
   share transactions                                      4,698
Net Assets
  Increase (decrease) during period                        4,066
  Beginning of period                                     51,493
  End of period                                        $  55,559

*Share information
   Shares sold                                               487
   Shares redeemed                                            (9)
   Increase (decrease) in shares outstanding                 478

     The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------
Unaudited                                                        August 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Tax-Efficient Growth Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 30, 1999. Its goals are to minimize taxable distributions while providing long-term capital appreciation, through investments primarily in mid-to large-cap growth stocks with strong and sustainable market positions.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $55,795,000 and $510,000, respectively, for the six months ended August 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     At August 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $55,937,000. Net unrealized loss aggregated $486,000 at period-end, of which $1,519,000 related to appreciated investments and $2,005,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consist of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the period then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through February 28, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.10%. Pursuant to this agreement, $27,000 of management fees were not accrued by the fund for the period ended August 31, 1999, and $3,000 of other expenses were borne by the manager.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,000 for the six months ended August 31, 1999, of which $9,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended August 31, 1999, totaled $5,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
   INVESTMENT SERVICES AND INFORMATION
   -----------------------------------
                    KNOWLEDGEABLE SERVICE REPRESENTATIVES
                    BY PHONE  1-800-225-5132  Available Monday through
               Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
                    IN  PERSON  Available  in T. Rowe  Price  Investor
               Centers.

                   ACCOUNT SERVICES
                   ----------------
                    CHECKING  Available  on most  fixed  income  funds
               ($500 minimum).
                    AUTOMATIC  INVESTING  From  your bank  account  or
               paycheck.
                    AUTOMATIC    WITHDRAWAL    Scheduled,    automatic
               redemptions.
                    DISTRIBUTION  OPTIONS  Reinvest all, some, or none
               of your distributions.
                    AUTOMATED      24-HOUR     SERVICES      Including
               Tele*AccessRegistration Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

                   BROKERAGE SERVICES*
                   -------------------
                    INDIVIDUAL  INVESTMENTS  Stocks,  bonds,  options,
               precious metals, and other securities at a savings over full-service commission rates.**

                    INVESTMENT INFORMATION
                    ----------------------

                    COMBINED  STATEMENT  Overview of all your accounts
               with T. Rowe Price.

                    SHAREHOLDER  REPORTS  Fund  managers'  reviews  of
               their strategies and results.

                    T.  ROWE   PRICE   REPORT   Quarterly   investment
               newsletter discussing markets and financial strategies.

                    PERFORMANCE UPDATE Quarterly review of all T. Rowe
               Price fund results.

                    INSIGHTS   Educational   reports   on   investment
               strategies and financial markets.

                    INVESTMENT  GUIDES  Asset Mix  Worksheet,  College
               Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *              T. Rowe Price Brokerage is a division of
                              T. Rowe Price Investment Services, Inc.,
                              Member NASD/SIPC.

               ** Based on a January 1999 survey for representative-assisted stock trades.
                              Services vary by firm, and commissions may vary depending on size of order.

======================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive
Los Angeles Area

WARNER CENTER
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F128-051  8/31/99